UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 16, 2007
Date of Report (Date of earliest event reported)

LINCOLN GOLD CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	0-25827	88-0419475
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

Suite 350, 885 Dunsmuir Street
Vancouver, British Columbia Canada	V6C 1N5
(Address of principal executive offices)	(Zip Code)

604-688-7377
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ X ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company reports that it has completed the change of its jurisdiction of incorporation from the State of Nevada to the Canadian federal jurisdiction under the Canada Business Corporations Act (the “CBCA”) by way of continuation (“Continuation”). The Company’s shareholders approved the Continuation at a special meeting of shareholders held on November 14, 2007. The Company completed the filing of Articles of Conversion with the Nevada Secretary of State on November 16, 2007. The Company’s Articles of Continuance were accepted for filing by Industry Canada effective November 20, 2007. The effect of these filings is to transfer the jurisdiction of incorporation of the Company from the State of Nevada to the Canadian federal jurisdiction under the CBCA. Copies of the Company’s new constating documents, being its Articles of Continuance and its By-Laws, are attached hereto as exhibits.

The Company’s common shares remain registered under Section 12(g) of the Securities Exchange Act of 1934 (“Exchange Act”) as a result of the operation of Rule 12g-3 of the Exchange Act. There was no change to the Company’s board of directors or officers. The Company is now a Canadian federal corporation governed by the CBCA.

As a consequence of completion of the Continuation, the Company plans to complete an assessment as to whether the Company meets the Securities and Exchange Commission’s (the “SEC”) definition of a “foreign private issuer”, as defined under Rule 3b-4 of the Exchange Act. If the Company meets the definition of a “foreign private issuer”, it anticipates that it will file continuous disclosure reports with the SEC as a “foreign private issuer”, which reports would include an annual report on Form 20-F. If the Company is a “foreign private issuer”, the Company will not be subject to the proxy statement requirements of the Exchange Act and its insiders will not be subject to the insider reporting requirements of the Exchange Act. The Company will, however, be required to continue to file with the SEC on Form 6-K its quarterly financial statements, management discussion and analysis, information circulars which it files in connection with meetings of its shareholders, material change reports and press releases that its files with securities commissions in Canada.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits

Exhibit	Description

3.1	Articles of Conversion (1)

3.2	Articles of Continuance of Lincoln Gold Corporation, a Canadian federal corporation (1)

3.3	Bylaws of Lincoln Gold Corporation, a Canadian federal corporation (1)

(1) Filed as an exhibit to this current report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN GOLD CORPORATION

	By:	/s/ Paul F. Saxton
DATE: November 22, 2007		PAUL F. SAXTON
President and Chief Executive Officer